SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April ___, 2008 among Smart Energy Solutions, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
PURCHASE AND SALE

1.1 Subscription.  The Purchaser, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of Common Stock (hereafter defined) and Warrants set forth on the signature page hereof in a transaction exempt from the registration requirements of the Securities Act. The Purchaser understands that the shares of Common Stock and Warrants are being sold in connection with an offering (the “Offering”) by the Company of $4,000,000 (the “Offering Amount”).

The Offering shall consist of the following:

(1)	Common Stock (a “Purchased Share”); and

(2)
one common stock purchase warrant for each four (4) Purchased Shares, as further described in the Warrant Agreement attached hereto as Exhibit A, each Warrant entitling the Purchaser to purchase one share of common stock at a price per share equal to one hundred percent (100%) of the Purchase Price of the Common Stock sold in the Offering, expiring five years after the issue date thereof (a “Warrant”).

For purposes of this Agreement, (i) “Common Stock” means the common stock of the Company; (ii) “Securities” means the Purchased Shares, the Warrant and the Warrant Shares; and (iii) “Warrant Share” means a share of Common Stock issuable upon exercise of a Warrant.

1.2 Purchase of Common Stock. The Purchaser understands and acknowledges that the purchase price (the “Purchase Price”) to be remitted to the Company in exchange for the shares of Common Stock shall be calculated as a forty percent (40%) discount to the average closing price of the Common Stock as quoted on the over-the-counter market under the symbol “SMGY” fifteen (15) consecutive trading days prior to the closing. The Company shall deliver the Purchased Shares and the Warrants to the Purchaser promptly after the acceptance of this Agreement by the Company as provided in Section 2.1 below.

ARTICLE II
ESCROW; CLOSING

2.1 Escrow. The Purchaser agrees that prior to receipt and acceptance of the Offering Amount, the Purchase Price will be deposited in an escrow account with Capital One Bank, 24-02A Fairlawn Avenue, Fair Lawn, NJ 07410 (the “Escrow Agent”). In the event that the Offering Amount is not received prior to April 30, 2008, unless the Company and Placement Agent mutually agree to extend the Offering up and through May 31, 2008, the termination date of this Offering, this Agreement and any other agreements entered into between the Purchaser and the Company shall thereafter have no force and effect and the Company will cause the return of the deposited Purchase Price to the Purchaser without interest. If the amount of accepted subscription funds held in escrow equals or exceeds the Offering Amount prior to such date, the initial closing of this Offering may occur and pursuant to the terms of the Escrow Agreement, which is attached hereto as Exhibit B, the Company shall instruct the Escrow Agent to release all the accepted Purchase Prices in escrow to the Company. Subsequently, prior to the termination of the Offering, any further accepted Purchase Prices up to the Offering Amount received by the Escrow Agent will be released by a similar instruction in one or a number of subsequent closings, including a closing at the effective time of the termination of this Offering.

If the Company accepts all or a portion of the Purchaser’s subscription, the Purchaser agrees that at such time this Agreement shall become effective with respect to the Company and the Purchaser, and the Company will promptly deliver to the Purchaser an executed copy of this Agreement, a stock certificate representing the Purchased Shares and a Warrant.

2.2 Payment. Payment for the Common Stock purchased hereunder can be made by (1) a personal check, cashier’s check or money order, or (2) electronic fund transfer (bank wire).

If submitting payment by a personal check, cashier’s check or money order, payment shall be made payable to "Capital One Bank as Escrow Agent for Smart Energy Solutions, Inc.".

If submitting payment by electronic fund transfer (bank wire), payment shall be made to the Escrow Agent as follows:

Capital One Bank
24-02A Fairlawn Avenue
Fair Lawn, NJ 07410
Fax: (201) 794-9015
Phone: (201) 794-7220

ABA: 021407912
SWIFT: NFBKUS33
ACH:  021407912 7057055574
Master Escrow Account: 7057055574
Account name: Capital One Bank as Escrow Agent for Smart Energy Solutions, Inc.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASER

3.1 Representations and Warranties of Purchaser.

The Purchaser hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a) Investment Intent. The Purchaser is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof. Further, the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Purchased Shares and Warrants for which the Purchaser is subscribing or any part of the Securities.

(b) Authority. The Purchaser has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, and this Agreement constitutes a valid and legally binding obligation of the Purchaser.

(c) No General Solicitation. The Purchaser is not subscribing for the Purchased Shares and Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any solicitation of a subscription by a person previously not known to the Purchaser in connection with investment securities generally.

(d) No Obligation to Register Shares. The Purchaser understands that, except as set forth in the Registration Rights Agreement which is attached hereto as Exhibit C, the Company is under no obligation to register the Securities under the Securities Act, or to assist the Purchaser in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e) Investment Experience. The Purchaser is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

(f) Exemption from Registration. The Purchaser acknowledges his understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Purchaser made herein, the Purchaser further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)
The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention;

(ii)
The Purchaser has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)	The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities; and

(iv)
The Purchaser has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(g) Economic Considerations. The Purchaser is not relying on the Company, or its affiliates or agents or any placement agent with respect to economic considerations involved in this investment. The Purchaser has relied solely on its own advisors.

(h) No Other Company Representations. No representations or warranties have been made to the Purchaser by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Purchaser is not relying upon any representations other than those contained herein.

(i)  Resales; Legend. Any resale of the Securities shall only be made in compliance with exemptions from registration afforded by the Securities Act and the rules and regulations promulgated thereunder. The Purchaser will not offer to sell or sell the Securities in any jurisdiction unless the Purchaser obtains all required consents, if any. Certificates evidencing the Securities may bear the following legend, including without limitation, any legend required by the laws of the jurisdiction in which the Purchaser resides, and any legend required by any applicable law, including without limitation, any legend that will be useful to aid compliance with Regulation D or other regulations adopted by the Securities and Exchange Commission (the “SEC”) under the Securities Act:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS TRANSFERRED PURSUANT TO ANY VALID EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT.”

(j) Applicability of Exemption. The Purchaser understands that the Securities are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation D promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities.

(k) Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

(l) Potential Loss of Investment. The Purchaser understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(m) Investment Commitment. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(n) Receipt of Information. The Purchaser has received all documents, records, books and other information pertaining to the Purchaser’s investment in the Company that has been requested by the Purchaser. The Purchaser has reviewed all reports and other documents filed by the Company with the SEC (the “SEC Documents”), including without limitation, the risk factors disclosed in the SEC Documents.

(o) Investor Questionnaire. The Purchaser represents and warrants to the Company that all information that the Purchaser has provided to the Company, including, without limitation, the information in the Investor Questionnaire provided to the Company (the “Investor Questionnaire”), is correct and complete as of the date hereof.

(p) No Reliance. Other than as set forth herein, the Purchaser is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company or any placement agent in determining to invest in the Securities. The Purchaser has consulted, to the extent deemed appropriate by the Purchaser, with the Purchaser’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his investment in the Securities is suitable and appropriate for the Purchaser.

(q) No Governmental Review. The Purchaser is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company, or (iii) guaranteed or insured any investment in the Securities or any investment made by the Company.

(r) Price of Securities. The Purchaser understands that the price of the Securities offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company. The Purchaser further understands that there is a substantial risk of further dilution on the Purchaser’s investment in the Company.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4.1  Representations and Warranties of the Company.

The Company represents and warrants to the Purchaser as follows:

(a)  Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

(b) Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the shares of Common Stock, the Warrants and the Warrant Shares; (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) Exemption from Registration; Valid Issuances. The sale and issuance of the Securities, in accordance with the terms and on the basis of the representations and warranties of the Purchaser set forth herein, may and shall be properly issued by the Company to the Purchaser. When issued and paid for as herein provided, the Securities shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Securities pursuant to, nor the Company's performance of its obligations under, this Agreement shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company, or (ii) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Securities shall not subject the Purchaser to personal liability by reason of the ownership thereof.

(d) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Securities.

(e) SEC Documents. To the best of Company's knowledge, the Company has not provided to the Purchaser any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

ARTICLE V
MISCELLANEOUS

5.1  Indemnity. The Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser in connection with this transaction.

5.2 Modification. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the Company.

5.3 Notices. Any notice, demand or other communication which a party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as indicated on the signature page hereof, or (b) delivered personally at such address.

5.4 Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligation of the Purchaser shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 Assignability. This Agreement is not transferable or assignable by the Purchaser, and any such attempted assignment shall be null and void and of no force or effect.

5.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

5.9 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement on the   day of ________, 2008.

Amount of Investment:

$_____________________

INDIVIDUAL INVESTOR:

______________________
Name:

Address:

Social Security Number: ___________

PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER INVESTOR

___________________________
(Print Name of Entity)

By: __________________
Name:
Title:
Address:

Taxpayer Identification Number:_____________

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for Common Stock and Warrants on behalf of the Company.

SMART ENERGY SOLUTIONS, INC.

Dated: ____________ ___, 2008	By: ______________________________ Name: Title:

SMART ENERGY SOLUTIONS, INC.

INVESTOR QUESTIONNAIRE

A.	General Information

1.	Print Full Name of Investor:	Individual:
____________________________________
First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

____________________________________
Name of Entity

2.	Address for Notices:	____________________________________
____________________________________
____________________________________

3.	Name of Primary Contact Person: Title:	____________________________________

4.	Telephone Number:	____________________________________

5.	E-Mail Address:	____________________________________

6.	Facsimile Number:	____________________________________
7.	Permanent Address: (if different from Address for Notices above)	____________________________________

8.	Authorized Signatory: Title:	____________________________________ ____________________________________
	Telephone Number:	____________________________________
	Facsimile Number:	____________________________________
9.	U.S. Investors Only: U.S. Taxpayer Identification or Social Security Number:	____________________________________

B. Accredited Investor Status

The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:

☐
A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

☐
A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

FOR ENTITIES:

☐
A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	An insurance company as defined in Section 2(13) of the Securities Act.

☐	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐	An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

☐	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the shares of Common Stock, with total assets in excess of $5 million.

☐
A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the shares of Common Stock, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the purchase of the shares of Common Stock.

☐
An employee benefit plan within the meaning of ERISA if the decision to invest in the shares of Common Stock is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐
An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C.  Supplemental Data for Entities

1. If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________________

Jurisdiction of organization: ________________________________________________

2.  Was the Investor organized for the specific purpose of acquiring the shares of Common Stock?

☐ Yes	☐ No

3.  Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes	☐ No

4(a).  Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes	☐ No

4(b).  If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

☐ Yes	☐ No

4(c.) If the Investor answered “Yes” to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor’s assets the purchase of the shares of Common Stock is subject to ERISA. ___________%.

5.  Does the amount of the Investor’s subscription for the shares of Common Stock in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐ Yes	☐ No

6(a). Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes	☐ No

6(b).  If the question above was answered “Yes,” was the Investor formed prior to April 30, 1996?

☐ Yes	☐ No

7(a).  Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

☐ Yes	☐ No

7(b).  If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

☐ Yes	☐ No

(ii) it is a principal purpose of the Investor’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes	☐ No

8. If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

(Date)

D.  Related Parties

1. To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

☐ Yes	☐ No

If the answer above was answered “Yes”, please identify such related investor(s) below.

Name(s) of related investor(s): _______________________________-

2. Will any other person or persons have a beneficial interest in the shares of Common Stock to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

☐ Yes	☐ No

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the shares of Common Stock. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the shares of Common Stock. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

INDIVIDUAL:

____________________________________
(Signature)

____________________________________
(Print Name)

PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

___________________________________
(Name of Entity)

By: ________________________________
(Signature)

________________________________
(Print Name and Title)

Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

a Public Company (as defined below);

A company with shareholders’ equity of not less than $50 million ?? (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires shares of Common Stock;

Real estate held for investment purposes;

Commodity Shares (as defined below) held for investment purposes;

Physical Commodities (as defined below) held for investment purposes;

To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

Cash and cash equivalents held for investment purposes.

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

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Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.